Q3 17 Earnings Supplemental Financials September 26, 2017

Forward-looking statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” “aim” and similar expressions, and variations or negatives of these words. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation may include the expectations of management regarding plans, strategies, objectives and anticipated financial and operating results of IHS Markit. IHS Markit’s estimates and forward-looking statements are mainly based on its current expectations and estimates of future events and trends, which affect or may affect its businesses and operations. Although IHS Markit believes that these estimates and forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to IHS Markit. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, those risks discussed in IHS Markit’s filings with the US Securities and Exchange Commission (the “SEC”). IHS Markit’s SEC filings are available at www.sec.gov or on the investor relations section of its website, www.ihsmarkit.com. However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Other factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IHS Markit’s consolidated financial condition, results of operations, credit rating or liquidity. IHS Markit does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. Important Information IHS Inc. was the accounting acquirer in the merger with Markit Ltd. IHS operated, and IHS Markit operates, under a fiscal year that ends on November 30th of each year, while Markit operated under a fiscal year that ended on December 31st of each year. As a result, financial results for the fiscal year ended November 30, 2016 will include 12 months of results of IHS and results of Markit from and after the July 12, 2016 closing date of the merger in the new Financial Services segment that IHS Markit has created. Unless otherwise indicated, certain presented stand alone historical results of Markit (now reported as the Financial Services segment of IHS Markit) have been adjusted to reflect a November 30th fiscal year end. Non-GAAP measures Non-GAAP financial information is presented only as a supplement to IHS Markit’s financial information based on GAAP. Non-GAAP financial information is provided to enhance the reader’s understanding of the financial performance of IHS Markit, but none of these non-GAAP financial measures are recognized terms under GAAP and should not be considered in isolation from, or as a substitute for, financial measures calculated in accordance with GAAP. Definitions of IHS Markit non-GAAP measures to the most directly comparable GAAP measures are provided with the schedules to the most recent IHS Markit quarterly earnings release and are available on IHS Markit’s website (www.ihsmarkit.com). This presentation also includes certain forward looking non-GAAP financial measures. IHS Markit is unable to present a reconciliation of this forward looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. IHS Markit uses non-GAAP measures in its operational and financial decision making, and believes that it is useful to exclude certain items in order to focus on what it regards to be a more reliable indicator of the underlying operating performance of the business and its ability to generate cash flow from operations. As a result, internal management reports used during monthly operating reviews feature non- GAAP measures. IHS Markit also believes that investors may find non-GAAP financial measures for IHS Markit useful for the same reasons, although investors are cautioned that non-GAAP financial measures are not a substitute for GAAP disclosures. Non-GAAP measures are frequently used by securities analysts, investors and other interested parties in their evaluation of companies comparable to IHS Markit, many of which present non-GAAP measures when reporting their results. These measures can be useful in evaluating IHS Markit’s performance against its peer companies because it believes he measures provide users with valuable insight into key components of GAAP financial disclosures. However, non-GAAP measures have limitations as an analytical tool. Non-GAAP measures are not necessarily comparable to similarly titled measures used by other companies. They are not presentations made in accordance with GAAP, are not measures of financial condition or liquidity and should not be considered as an alternative to profit or loss for the period determined in accordance with GAAP or operating cash flows determined in accordance with GAAP. As a result, you should not consider such performance measures in isolation from, or as a substitute analysis for, results of operations as determined in accordance with GAAP. 2

© 2017 IHS Markit. All Rights Reserved. We are [reaffirming] 2016 guidance $ in millions, except for per share amounts 2017 IHS Markit Guidance Low Mid High Additional Commentary Revenue $3,490 $3,525 $3,560 • Trending at high end Total organic growth % 2% 3% 4% Adjusted EBITDA $1,375 $1,388 $1,400 • Trending at low to midpoint Adjusted EPS $2.02 $2.05 $2.08 • Trending at midpoint Additional items of the following: • Depreciation expense of $155 - $165 million • Amortization (acquisition related intangibles) expense of $325 - $340 million • Interest expense, net of $145 - $150 million, trending toward high end • Stock-based compensation expense of $240 - $250 million • GAAP effective tax rate of negative 5% • Adjusted effective tax rate of 20% - 21% • Weighted average diluted shares between 413 - 417 million We are reaffirming 2017 guidance 3

Quarterly Revenue by Reported Segment

IHS Markit

Quarterly Revenue SEGMENT View

	For the period ended:	2016 Reported [1]					2017 Reported		
		Feb Q1 16	May Q2 16	Aug Q3 16	Nov Q4 16	Nov FY 16	Feb Q1 17	May Q2 17	Aug Q3 17
Recurring	Resources	181	191	186	182	739	177	177	177
	Transportation	148	155	157	161	621	161	167	174
	CMS	114	116	114	114	458	112	114	115
	Financial Services			91	165	255	168	173	173
	Total Recurring Fixed Revenue	**443**	**462**	**548**	**621**	**2,074**	**617**	**631**	**638**
	Recurring Variable - Financial Services			57	107	164	106	116	110
	Total IHS Markit Recurring Revenue	**$ 443**	**$ 462**	**$ 605**	**$ 729**	**$ 2,238**	**$ 724**	**$ 747**	**$ 748**
Non-Recurring	Resources	35	30	24	31	121	20	47	25 [2]
	Transportation	51	76	70	75	271	64	75	83 [3]
	CMS	19	20	16	19	74	15	17	24 [4]
	Financial Services			9	20	29	22	20	24
	Total IHS Markit Non-Recurring Revenue	**$ 105**	**$ 126**	**$ 120**	**$ 145**	**$ 496**	**$ 121**	**$ 160**	**$ 157**
Total	Resources	216	221	210	214	861	197	224	202 [2]
	Transportation	200	231	227	235	893	225	242	257 [3]
	CMS	133	136	130	133	532	126	131	139 [4]
	Financial Services			157	292	449	296	309	307
	Total IHS Markit Revenue	**$ 548**	**$ 588**	**$ 725**	**$ 874**	**$ 2,735**	**$ 844**	**$ 906**	**$ 905**

(1) Reflects reported IHS Markit results including Financial Services from July 12, 2016 - November 30, 2016
(2) Resources revenue impacted by the shift in CERAWeek timing. The event was held in the second quarter of 2017 versus the first quarter of 2016.
(3) Transportation revenue impacted by the shift in TPM conference timing. The event was held in the first quarter of 2017 versus the second quarter of 2016.
(4) CMS revenue reflects biennial contribution from BPVC in the third quarter of 2017.

© 2017 IHS Markit. All Rights Reserved.

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Quarterly Organic Growth

Quarterly Organic Growth

For the period ended:	2016 Reported [1]					2017 Reported			2017 Normalized [5]		
	Feb	May	Aug	Nov	Nov	Feb	May	Aug	Feb	May	Aug
	Q1 16	Q2 16	Q3 16	Q4 16	FY 16	Q1 17	Q2 17	Q3 17	Q1 17	Q2 17	Q3 17
Resources	-7%	-8%	-10%	-10%	-9%	-8%	-6%	-4%			
Transportation	10%	10%	9%	9%	10%	9%	9%	11%			
CMS	4%	3%	0%	1%	2%	1%	1%	1%			
Financial Services			3%	2%	2%	2%	4%	3%			
Total Recurring Fixed	**1%**	**1%**	**-1%**	**0%**	**0%**	**1%**	**2%**	**2%**			
Recurring Variable - Financial Services			3%	11%	8%	12%	14%	4%			
Total Recurring Organic Growth %	**1%**	**1%**	**0%**	**1%**	**1%**	**2%**	**3%**	**3%**			
Resources	28% [2]	-36% [2]	-21%	-3%	-12%	-48%	54%	1%	-13%	5%	
Transportation	9%	19%	9%	14%	13%	18%	1%	19%	10%	6%	
CMS	3%	-1%	-44% [4]	-20%	-19%	-20%	-13%	48%			-4%
Financial Services			10%	-15%	-8%	30%	11%	28%			
Total Non-Recurring Organic Growth %	**14%**	**-6%**	**-12%**	**-1%**	**-3%**	**-5%**	**12%**	**21%**	**4%**	**4%**	**14%**
Resources	-2% [3]	-13% [3]	-12%	-9%	-9%	-14%	3%	-4%	-8%	-4%	
Transportation	10%	12%	9%	11%	10%	11%	6%	13%	9%	8%	
CMS	4%	2%	-9% [4]	-3%	-2%	-2%	-1%	7%			1%
Financial Services			3%	4%	4%	7%	8%	5%			
Total Organic Growth %	**3%**	**-1%**	**-2%**	**1%**	**0%**	**1%**	**5%**	**5%**	**2%**	**3%**	**4%**

(1) Reflects reported IHS Markit results including Financial Services from July 12, 2016 - November 30, 2016
(2) Normalized for the Q1 / Q2 CERAWeek evenut timing shift, resources non-recurring organic growth was (23%) in Q1 16 and (5%) in Q2 16.
(3) Normalized for the Q1 / Q2 CERAWeek evenut timing shift, resources total organic growth was (9%) in Q1 16 and (7%) in Q2 16.
(4) Normalized to exclude impact of BPVC, CMS non-recurring organic growth was (23%) and CMS total organic growth was (4%) in Q3 16.
(5) Reflects 2017 normalization for event timing between Q1 and Q2 (CERAWeek in Resources and TPM annual maritime conference in Transportation) and for the exclusion of BPVC revenue within CMS.

© 2017 IHS Markit. All Rights Reserved.

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© 2017 IHS Markit. All Rights Reserved. Quarterly Financial Services Revenue Financial Services Revenue 6 For the period ended: Feb May Aug Nov Nov Feb May Aug Q1 16 Q2 16 Q3 16 Q4 16 FY 16 Q1 17 Q2 17 Q3 17 Segment Revenue $ Information 131 131 133 131 526 133 138 140 Processing 59 63 64 63 249 62 68 61 Solutions 95 101 97 98 390 101 103 106 Total Financial Services Revenue 285$ 294$ 294$ 292$ 1,165$ 296$ 309$ 307$ Total revenue growth % 7% 9% 5% 1% 5% 4% 5% 4% Segment Organic Growth % Information 6% 6% 3% 4% 5% 4% 8% 5% Processing -6% -8% 0% 9% -1% 12% 14% -3% Solutions 3% 6% 6% 0% 4% 10% 5% 10% Total Organic Growth % 2% 3% 3% 4% 3% 7% 8% 5% Category Revenue $ Recurring Fixed 169 170 169 165 672 168 173 173 Recurring Variable 99 105 107 107 418 106 116 110 Non-Recurring 17 19 19 20 75 22 20 24 Total Financial Services Revenue 285$ 294$ 294$ 292$ 1,165$ 296$ 309$ 307$ Se gm en t Ca te go ry 2016 2017

© 2017 IHS Markit. All Rights Reserved. Quarterly Adjusted EBITDA by Reported Segment Quarterly Adjusted EBITDA View* 7 * Refer to financial earnings releases on www.investor.IHSMarkit.com for Adjusted EBITDA reconciliations to the nearest GAAP reported measure For the period ended: Feb May Aug Nov Nov Feb May Aug Q1 16 Q2 16 Q3 16 Q4 16 FY 16 Q1 17 Q2 17 Q3 17 Total Adjusted EBITDA Resources 87 94 94 92 368 80 100 89 Transportation 73 91 89 101 353 90 98 110 CMS 28 31 33 36 128 29 32 32 Financial Services 65 125 190 129 139 138 Shared services (9) (14) (12) (16) (51) (7) (16) (18) Total IHS Markit Adjusted EBITDA 180$ 201$ 269$ 338$ 988$ 320$ 353$ 351$ Adjusted EBITDA Margin % Resources 40.5% 42.3% 44.9% 43.3% 42.7% 40.6% 44.5% 43.8% Transportation 36.8% 39.2% 39.0% 42.8% 39.6% 39.9% 40.5% 42.8% CMS 20.7% 22.7% 25.6% 27.0% 24.0% 22.6% 24.3% 23.1% Financial Services 41.4% 42.9% 42.4% 43.7% 44.9% 45.0% Total Adjusted EBITDA Margin % 32.8% 34.1% 37.1% 38.7% 36.1% 37.9% 38.9% 38.8% Total margin expansion (bps) 170 350 490 510 420 515 480 170 (1) Reflects reported IHS Markit results including Financial Services from July 12, 2016 - November 30, 2016 Ad jus ted EB ITD A 2016 Reported (1) 2017 Reported